Accounts Receivable, Net - Schedule of Accounts Receivable (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2025 CNY (¥)	Dec. 31, 2024 CNY (¥)	Dec. 31, 2025 USD ($)
Accounts receivable, net:
Accounts receivable	¥ 418,929	¥ 441,168
Allowance for expected credit losses:
Balance at the beginning of the year	(22,524)	(21,645)
Additional provision charged to expenses	(15,999)	(3,814)
Write-off	837	2,935
Balance at the end of the year	(37,686)	(22,524)
Total	¥ 381,243	¥ 418,644	$ 54,517